Exhibit 10.14


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                           GENERAL SECURITY AGREEMENT



                                       by



                        WESTCON GROUP, INC., the Debtor



                                  in favor of



                     GENERAL ELECTRIC CAPITAL CORPORATION,
         as American Collateral Agent for the benefit of the Collateral
                              Agents and Lenders



                              DATED June 12, 2003

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     THIS GENERAL SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, this "Security Agreement" or this "Agreement") is made as of June 12, 2003 by WESTCON GROUP, INC., a Delaware corporation, with its principal place of business at 520 White Plains Road, Tarrytown, New York 10591-5167 ("Debtor") in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, with a place of business at 800 Connecticut Avenue, 2 North, Norwalk, Connecticut 06854, in its capacity as American Collateral Agent for the Collateral Agents and Lenders (as defined in the Credit Agreement hereinafter defined) (together with its successors in such capacity, the "American Collateral Agent").

                                   WITNESSETH

     WHEREAS, Debtor, Westcon Group North America, Inc. ("WestconAmerica"), Westcon Canada Systems (WCSI) Inc. ("Westcon Canada"), the American Collateral Agent, Canadian Collateral Agent and Lenders, among others, are parties to a Credit Agreement dated the date hereof (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement").

     WHEREAS, Debtor is entering into this Security Agreement in order to secure all of the Indebtedness (as hereinafter defined).

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the premises above and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Definitions. All capitalized terms used hereinabove or in this Security Agreement which are not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     2. Security Interest. (a) Except as otherwise expressly provided in the last sentence of this Section 2, Debtor hereby grants to the American Collateral Agent, for the benefit of the Lenders and the Collateral Agents, a continuing security interest ("Security Interest") in all right, title and interest of Debtor in all of its personal property, including, without limitation, all of the following types of personal property, in each instance wherever located and whether now owned or hereafter acquired or existing, and in all Proceeds and products thereof in any form.

     (i) all of its Goods (including, without limitation, Inventory, Equipment, Fixtures (whether or not affixed to realty) and all parts, additions, replacements, substitutions and accessions thereto or therefor, in all supporting obligations thereof and in all documents and other records therefor;

     (ii) all of its Accounts, Chattel Paper (whether tangible or electronic), Deposit Accounts, Documents, Instruments (including, without limitation,

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     promissory notes), Investment Property, Letter-of-Credit Rights, Letters
     Of Credit, cash, money, supporting obligations, other obligations of any kind owing to Debtor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing;

     (iii) all of its General Intangibles (including, without limitation, payment intangibles and software);

     (iv) all of its Intercompany Collateral (as hereinafter defined);

     (v) all of its other property described in any schedule from time to time delivered by Debtor to American Collateral Agent;

and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty with respect to any of the foregoing, in each case as such terms are defined under the UCC. In addition, the Debtor hereby grants a security interest to the American Collateral Agent, for the benefit of the Lenders and the Canadian Collateral Agent and for its benefit as American Collateral Agent, in all of its claims arising out of or relating to any commercial tort claims, including, without limitation, those described on the Schedule hereto or described in any schedule from time to time delivered by Debtor to American Collateral Agent. All of the foregoing property of the Debtor shall be collectively referred to herein as the "Collateral".

     Notwithstanding the foregoing, the Collateral shall not include any cash or cash equivalents owned by Debtor or any shareholder, partnership, membership or similar ownership interests of Debtor in any Unrestricted Subsidiaries (as defined in the Credit Agreement), rights of Debtor under distribution contracts outside the United States and Canada solely for the benefit of the Unrestricted Subsidiaries and Debtor and any assets of the Unrestricted Subsidiaries.

          (b) Debtor hereby assigns to American Collateral Agent, for the benefit of the Lenders and the Canadian Collateral Agent and for its benefit as American Collateral Agent, any and all of its security interest in any Goods (including, but not limited to, Equipment, Fixtures And Inventory); Accounts; Chattel Paper; Documents; Instruments; Investment Property; General Intangibles; Deposit Accounts and Letter-of-Credit Rights, and in all Proceeds and products thereof in any form, and any other collateral (collectively, "Intercompany Collateral") securing the payment and performance by any Borrower or any Subsidiary of Debtor or any Borrower (direct or indirect) of their respective obligations, liabilities and indebtedness of every kind, nature and description owing by any Borrower or any Subsidiary of Debtor or any Borrower (direct or indirect) to Debtor, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated.


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     3. Indebtedness Secured. The Security Interest secures payment of any and all Indebtedness (as hereinafter defined) of Debtor or any Borrower or any Guarantor to the Agents, Lenders or L/C Issuers, or any of them. As used in this Security Agreement, "Indebtedness" shall mean any and all obligations, liabilities and indebtedness, and performance of all obligations and agreements, of Debtor, Borrowers and Guarantors to the Agents, Lenders and L/C Issuers arising under the Credit Agreement or under the other Loan Documents, whether now existing or hereafter incurred or arising, of every kind and character, primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, and whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation: (a) all Advances; (b) all obligations arising out of any Lender's reimbursement of an L/C Issuer for draws made under Letters of Credit issued by an L/C Issuer, (c) all interest which accrues on any such indebtedness, until payment of such indebtedness in full, including, without limitation, all interest provided for under the Credit Agreement; (d) all other monies payable by any Borrower or Guarantor, and all obligations and agreements of any Borrower or Guarantor to any of the Lenders, Agents, or L/C Issuers pursuant to any of the Loan Documents; (e) all monies payable by any Obligor, and all obligations and agreements of any Obligor to any of the Lenders, Agents or L/C Issuers, pursuant to any of the Loan Documents; (f) all monies due, and to become due, pursuant to Sections 7.3,
7.4. and 7.5 of the Credit Agreement; (g) all monies payable as herein provided; and (h) all liabilities (including amounts charged to Debtor pursuant hereto), obligations, fees, charges, or costs (including, without limitation, any fees or expenses that, but for the provisions of the Bankruptcy Code, would have accrued), guaranties, covenants and duties owing by Debtor to any of the Lenders, Agents, or L/C Issuers of any kind and description pursuant to or evidenced by the Guaranty or any other Loan Document.

     4. Representations and Warranties of Debtor. Debtor represents and warrants, and, so long as this Security Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) Debtor is the owner of the Collateral free of all security interests or other encumbrances, except the Security Interest and the Permitted Liens; (b) Debtor is authorized to enter into this Security Agreement; (c) any and all trade names, division names, assumed names or other names under which Debtor transacts any part of its business are specified in an appropriate schedule hereto; Debtor's business address and chief executive office or principal office are specified above or on an appropriate schedule hereto; Debtor's form and State or jurisdiction of organization are specified in an appropriate schedule hereto, Debtor's Tax ID Number and Organizational Number, if any, are specified on the Schedule hereto, and Debtor's records concerning the Collateral are kept at one of the addresses specified above; (d) each Account, General Intangible and Chattel Paper constituting Collateral is genuine and enforceable in accordance with its terms against the party obligated to pay it ("Account Debtor"); and no Account Debtor has any defense, setoff, claim or counterclaim against Debtor which can be asserted against any Agent or any Lender, whether in any proceeding to enforce the Collateral or otherwise; (e) the amounts represented from time to time by Debtor to American Collateral Agent as owing by each Account Debtor or by all Account Debtors will be and are the correct amounts actually and unconditionally owing by such Account Debtor or Debtors individually and in the


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aggregate, except for normal cash discounts where applicable; (f) each
Instrument and each Document constituting Collateral is genuine and in all respects what it purports to be; (g) any Collateral which is a Fixture is owned by Debtor or by the person or persons named in the Credit Agreement; (h) any Collateral which is a Deposit Account, Commodity Account, Securities Account or letter of credit is specifically described on an appropriate schedule hereto or in the Credit Agreement; and (i) any Collateral which is Inventory is located at one of the addresses specified on the Schedule hereto.

     5. Covenants of Debtor. So long as this Security Agreement is in effect,
Debtor:

          (a) will defend the Collateral against the claims and demands of all other parties, including, without limitation, defenses, setoffs, claims and counterclaims asserted by any Account Debtor against Debtor, any Agent or any Lender, except, as to Inventory, purchasers and lessees in the ordinary course of Debtor's business; will keep the Collateral free from all security interests or other encumbrances, except for Permitted Liens; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of American Collateral Agent, except that, until the occurrence of an Event of Default, Debtor may sell or lease Inventory in the ordinary course of Debtor's business; (b) will send to American Collateral Agent financial statements and reporting regarding the Collateral in accordance with the terms of the Credit Agreement; will keep, in accordance with generally accepted accounting principles consistently applied, accurate and complete books and records, including, without limitation, records concerning the Collateral; at American Collateral Agent's request, will mark any and all such books and records to indicate the Security Interest; will permit American Collateral Agent or its representatives or agents to inspect the Collateral and to audit and make extracts from or copies of such books and records and any of Debtor's ledgers, reports, correspondence or other books and records; and will duly account to American Collateral Agent's satisfaction, at such time or times as American Collateral Agent may require, for any of the Collateral; (c) will send to American Collateral Agent upon demand, all Documents and all Chattel Paper (duly indorsed to American Collateral Agent) constituting, representing or relating to the Collateral or any part thereof, and any schedules, invoices, shipping documents, delivery receipts, purchase orders, contracts or other documents representing or relating to the Collateral or any part thereof; (d) will notify American Collateral Agent promptly in writing of any change in Debtor's business address or chief executive office or principal office, any change in the address at which records concerning the Collateral are kept and any change in Debtor's name, identity or corporate or other structure or form or State of organization; (e) will not, without American Collateral Agent's written consent, make or agree to make any alteration, modification or cancellation of, or substitution for, or credits, adjustments or allowances on, Accounts, General Intangibles or Chattel Paper constituting Collateral; will send to American Collateral Agent, on request, all credit and other information respecting the financial condition of any Account Debtor; and will notify American Collateral Agent promptly of any default by any Account Debtor in payment or other performance of obligations with respect to any Collateral; (f) will keep the Collateral in good condition and repair; and will not use the Collateral in violation of any provisions of this Security Agreement, of


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any applicable statute, regulation or ordinance or of any policy insuring the
Collateral; (g) will pay all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against Debtor or any of Debtor's assets, prior to the date of attachment of any penalties or liens with respect thereto (other than liens attaching prior to payment becoming due, if payment is made when due); (h) will insure the Collateral against risks, in coverage, form and amount, and by insurer, in accordance with the provisions of the Credit Agreement and otherwise satisfactory to American Collateral Agent, and will cause each policy to be payable to American Collateral Agent as a named insured or loss payee, as its interest may appear, and deliver each policy or certificate of insurance, as the case may be, to American Collateral Agent; (i) will prevent the Collateral or any part thereof from being or becoming an accession to other goods not covered by this Security Agreement;
(j) in connection herewith, will authorize or otherwise execute and deliver to American Collateral Agent such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as American Collateral Agent may request, including, without limitation, taking such steps as the American Collateral Agent may reasonably request for the American Collateral Agent (i) to obtain an acknowledgment, in form and substance reasonably satisfactory to the American Collateral Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds possession of such Collateral on behalf of the American Collateral Agent,
(ii) to obtain "control" of any Investment Property, Deposit Accounts, Letter-of-Credit Rights, or electronic chattel paper (as such terms are defined under the UCC), with any agreements establishing control to be in form and substance satisfactory to the American Collateral Agent, and (iii) otherwise to insure the continued perfection and priority of the American Collateral Agent's security interest in any of the Collateral and of the preservation of its rights therein and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by American Collateral Agent; and pay all costs of title searches and filing financing statements, assignments and other documents in all public offices requested by American Collateral Agent; and will not, without the prior written consent of American Collateral Agent, file or authorize or permit to be filed in any public office any financing statement naming Debtor as debtor and not naming American Collateral Agent as secured party, other than Permitted Liens;
(k) will promptly notify American Collateral Agent in writing of the particulars of the Debtor's rights under any commercial tort claims after such rights arise and will execute a supplement to this Security Agreement granting a security interest in such commercial tort claim to the American Collateral Agent for the benefit of the Collateral Agents and Lenders; (l) will not place the collateral in any warehouse which may issue a negotiable document with respect thereto; (m) will not place the Collateral with any third party who has not previously (i) acknowledged the American Collateral Agent and (ii) provided an authenticated record, in form and substance satisfactory to American Collateral Agent, acknowledging that such third party holds possession of the collateral for the benefit of the American Collateral Agent; and (n) will cooperate with American Collateral Agent in obtaining control of collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or electronic Chattel Paper including, but not limited to, entering into one or more control agreements or assignments, as American Collateral Agent may request.


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     6. Verification of Collateral. To the extent not inconsistent with the
Credit Agreement, American Collateral Agent shall have the right to verify all or any Collateral in any manner and through any medium American Collateral Agent may consider appropriate, and Debtor agrees to furnish all assistance and information and perform any acts which American Collateral Agent may require in connection therewith and to pay all of American Collateral Agent's costs therefor.

     7. Notification and Payments. After the occurrence of an Event of Default, American Collateral Agent may (i) notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to American Collateral Agent; and (ii) enforce obligations of an Account Debtor or other person obligated on Collateral and exercise the rights of the Debtor with respect to the obligation of the Account Debtor, and with respect to property that secures the obligation of an Account Debtor or other persons obligated on the Collateral. All payments on and from Collateral received by American Collateral Agent directly or from Debtor shall be applied to the Indebtedness in such order and manner as specified in the Credit Agreement or as American Collateral Agent may otherwise determine. Any payments on and from the Collateral received by Debtor: (i) shall be held by Debtor in trust for American Collateral Agent in the same medium in which received; (ii) shall not be commingled with any assets of Debtor; and (iii) shall be delivered to American Collateral Agent in the form received, properly indorsed to permit collection, not later than the next business day following the day of their receipt; and Debtor shall comply with such demand. Debtor shall also promptly notify American Collateral Agent of the return to or repossession by Debtor of Goods underlying any Collateral, and Debtor shall hold the same in trust for American Collateral Agent and shall dispose of the same as American Collateral Agent directs.

     8. Registered Holder of Collateral. If any Collateral consists of investment securities, Debtor authorizes American Collateral Agent to transfer the same or any part thereof into its own name or that of its nominee so that American Collateral Agent or its nominee may appear of record as the sole owner thereof; provided, that so long as no Event of Default has occurred, American Collateral Agent shall send promptly to Debtor all notices, statements or other communications received by it or its nominee as such registered owner, and upon demand and receipt of payment of necessary expenses thereof, shall give to Debtor or its designee a proxy or proxies to vote and take all action with respect to such securities. After the occurrence of any Event of Default, Debtor waives all rights to be advised of or to receive any notices, statements or communications received by American Collateral Agent or its nominee as such record owner, and agrees that no proxy or proxies given by American Collateral Agent to Debtor or its designee as aforesaid shall thereafter be effective.

     9. Income from and Interest on Collateral Consisting of Instruments. (a) Until the occurrence of an Incipient Default or Event of Default, Debtor shall be entitled to receive all income and principal from or interest on the Collateral consisting of Instruments, and if American Collateral Agent receives any such income, principal or interest prior to such Event of Default, American Collateral Agent shall pay the same promptly to Debtor.


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          (b) Upon the occurrence of an Incipient Default or Event of Default,
Debtor will not demand or receive any income or principal from or interest on such Collateral, and if Debtor receives any such income, principal or interest without any demand by it, same shall be held by Debtor in trust for American Collateral Agent in the same medium in which received, shall not be commingled with any assets of Debtor and shall be delivered to American Collateral Agent in the form received, properly indorsed to permit collection, not later than the next business day following the day of its receipt. American Collateral Agent may apply the net cash receipts from such income, principal or interest to payment of any of the Indebtedness in accordance with the Credit Agreement or as American Collateral Agent may otherwise determine, provided that American Collateral Agent shall account for and pay over to Debtor any such income, principal or interest remaining after payment in full of the Indebtedness.

     10. Increases, Profits, Payments or Distributions. (a) Whether or not an Event of Default has occurred, Debtor authorizes American Collateral Agent: (i) to receive any increase in or value from the Collateral (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distributions and the like), and to hold the same as part of the Collateral; and (ii) to receive any payment or distribution on the Collateral upon redemption by, or dissolution and liquidation of, the issuer; to surrender such Collateral or any part thereof in exchange therefor; and to hold the net cash receipts from any such payment or distribution as part of the Collateral.

          (b) If Debtor receives any such increase, profits, payments or distributions, Debtor will receive and deliver same promptly to American Collateral Agent on the same terms and conditions set forth in paragraph 9(b) hereof respecting income or interest, to be held by American Collateral Agent as part of the Collateral.

     11. Events of Default. (a) Any of the following events or conditions shall constitute an event of default hereunder ("Event of Default"): (i) default by Debtor in the performance of any obligation, term or condition of this Security Agreement, or (ii) an Incipient Default or Event of Default under the Credit Agreement.

          (b) American Collateral Agent's rights and remedies with respect to the Collateral shall be those of a Secured Party under the UCC and under any other applicable law, as each of the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and any Agent or any Lender. In accordance with the Credit Agreement, American Collateral Agent has been appointed by the Agents and Lenders to exercise such rights. Upon the existence or occurrence of an Event of Default, American Collateral Agent may require Debtor to assemble the Collateral and make it available to American Collateral Agent at a place or places designated by American Collateral Agent, and American Collateral Agent may use and operate the Collateral, render the Collateral unusable or dispose of the Collateral in a commercially reasonable manner.

          (c) Without in any way requiring notice to be given in the following time and manner, Debtor agrees that any notice by American Collateral Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to Debtor if such


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notice is mailed by regular or certified mail, postage prepaid, at least ten
(10) days prior to such action, to Debtor's address or addresses specified above or to any other address which Debtor has specified in writing to American Collateral Agent as the address to which notices hereunder shall be given to Debtor.

          (d) American Collateral Agent shall have no obligation to clean up or otherwise prepare the Collateral for sale, and such inaction will not be considered adversely to affect the commercial reasonableness of any such sale of the Collateral.

          (e) American Collateral Agent may comply with any applicable law requirements in connection with a disposition of the Collateral, and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

          (f) American Collateral Agent may sell the Collateral without giving any warranties. American Collateral Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

          (g) If American Collateral Agent sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser in cash, received by American Collateral Agent in cash and applied to the Indebtedness. If the purchaser fails to pay for the Collateral, American Collateral Agent may resell the Collateral.

          (h) Debtor agrees to pay on demand all costs and expenses (including attorneys' fees and legal expenses) incurred by any Agent and any Lender in enforcing this Security Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Indebtedness or any guaranty thereof, including, without limitation, if any Agent or any Lender retain counsel for advice, suit, appeal, insolvency or other proceedings under the Bankruptcy Code or otherwise, or for any of the above purposes, the attorneys' fees and expenses incurred by such Agent and such Lender. Payment of all costs and expenses hereunder is secured by the Collateral.

     12. Miscellaneous. (a) Debtor hereby authorizes American Collateral Agent, at Debtor's expense, to file such financing statement or statements or other applicable notice filings relating to the Collateral without Debtor's signature thereon as American Collateral Agent at its option may deem appropriate, and appoints American Collateral Agent as Debtor's attorney-in-fact (without requiring American Collateral Agent) to execute any such financing statement or statements in Debtor's name and to perform all other acts which American Collateral Agent deems appropriate to perfect and continue the Security Interest and to protect, preserve and realize upon the Collateral.

          (b) American Collateral Agent may demand, collect and sue on any of the Accounts, Chattel Paper, Instruments and General Intangibles (in either Debtor's or American Collateral Agent's name at the latter's option); may enforce, compromise, settle or discharge such Collateral without discharging the Indebtedness or any part thereof; and may indorse Debtor's name on any and all checks, commercial paper, and any other Instruments pertaining to or constituting Collateral.


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          (c) (i) As further security for payment of the Indebtedness, Debtor hereby grants to American Collateral Agent for the ratable benefit of the Collateral Agents and Lenders, a Security Interest in and lien on any and all property of Debtor which is or may hereafter be in the possession or control of American Collateral Agent, any other Agent or any Lender in any capacity or of any third party acting on its behalf, including, without limitation, all deposit and other accounts and all moneys owed or to be owed by American Collateral Agent, any other Agent or any Lender to Debtor; and with respect to all of such property, American Collateral Agent, the other Agents and the Lenders shall have the same rights hereunder as they have with respect to the Collateral; (ii) without limiting any other right of American Collateral Agent, any other Agent or any Lender, whenever American Collateral Agent, any other Agent or any Lender has the right to declare any Indebtedness of Westcon America or Debtor to be immediately due and payable (whether or not it has so declared), American Collateral Agent, any other Agent or any Lender may set off against such Indebtedness any and all moneys then or thereafter owed to Debtor by American Collateral Agent, such other Agent or such Lender in any capacity, whether or not the Indebtedness or the obligation to pay such moneys owed by American Collateral Agent, such other Agent or such Lender is then due, and American Collateral Agent, such other Agent or such Lender shall be deemed to have exercised such right of set off immediately at the time of such election even though any charge therefor is made or entered on American Collateral Agent's, such other Agent's or such Lender's records subsequent thereto.

          (d) Upon Debtor's failure to perform any of its duties hereunder, American Collateral Agent may, but shall not be obligated to, perform any or all such duties, including, without limitation, payment of taxes, assessments, insurance and other charges and expenses as herein provided, and Debtor shall pay upon demand by American Collateral Agent an amount equal to the cost thereof to American Collateral Agent. Payment of all moneys hereunder shall be secured by the Collateral.

          (e) No course of dealing between Debtor and any Agent or any Lender and no delay or omission by any Agent or any Lender in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. American Collateral Agent may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of the Agents and the Lenders hereunder are cumulative and may be exercised simultaneously.

          (f) Debtor authorizes American Collateral Agent, without notice or demand and without affecting Debtor's obligations hereunder, from time to time:
(i) to exchange, enforce or release any collateral or any part thereof (other than the Collateral) taken from any party for payment of the Indebtedness or any part thereof; (ii) to release, substitute or modify any obligation of any indorser, guarantor or other party in any way obligated to pay the Indebtedness or any part thereof, or any party who has given any security, mortgage or other interest in any other collateral as security for the payment of the Indebtedness or any part thereof; (iii) upon the occurrence of any Event of Default as hereinabove provided, to direct the order or manner of disposition of the


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Collateral and any and all other collateral and the enforcement of any and all indorsements, guaranties and other obligations relating to the Indebtedness or any part thereof, as American Collateral Agent, in its discretion, or upon direction of the Lenders in accordance with the terms of the Credit Agreement, may determine; and (iv) to determine in accordance with the terms of the Credit Agreement how, when and what application of payments and credits, if any, shall be made on the Indebtedness or any part thereof.

          (g) Neither any Agent nor any Lender shall have any duties with respect to the Collateral other than the duty to use reasonable care if the Collateral is in its possession. In accordance with the UCC, American Collateral Agent shall be deemed to have used reasonable care if it observes substantially the same standard of care with respect to the custody or preservation of the Collateral as it observes with respect to similar assets owned by American Collateral Agent. Without limiting the generality of the foregoing, neither any Agent nor any Lender shall be under any obligation to take any steps to preserve rights in the Collateral against any other parties, to sell the same if it threatens to decline in value, or to exercise any rights represented thereby (including rights with respect to calls, conversions, exchanges, maturities or tenders); provided, however, that American Collateral Agent may, at its option, after the occurrence of an Event of Default, do so, and any and all expenses incurred in connection therewith shall be for the account of Debtor. The Agents and Lenders shall not be responsible to Debtor for loss or damage resulting from any Agent's or any Lender's failure to enforce or collect any such Collateral or to collect any moneys due or to become due thereunder. Debtor waives protest of any Instrument constituting Collateral at any time held by any Agent or any Lender on which Debtor is in any way liable and waives notice of any other action taken by any Agent or any Lender.

          (h) All notices or demands by any party hereto or to the other party and relating to this Security Agreement shall be sent in accordance with the terms of Section 13.14 of the Credit Agreement.

          (i) The rights and benefits of the Agents and Lenders hereunder shall, if such Agent or Lender so directs, inure to any party acquiring any interest in the Indebtedness or any part thereof in accordance with the Credit
Agreement. Debtor may not assign this Security Agreement nor delegate any of its duties hereunder without American Collateral Agent's prior written consent and any prohibited assignment shall be absolutely void.

          (j) American Collateral Agent, Canadian Collateral Agent, Collateral Agents, Agents, Lenders and Debtor as used herein shall include the respective successors or assigns of those parties. The term "Borrowers" as used herein shall include the Borrowers that are a party to the Credit Agreement on the date hereof and any other person that becomes a Borrower under the Credit Agreement after the date hereof.

          (k) If more than one Debtor executes this Security Agreement, the term "Debtor" shall include each as well as all of them and their obligations, warranties and representations hereunder shall be joint and several.

          (l) No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made, except by a written agreement subscribed or otherwise authenticated by Debtor and by a duly authorized officer of American Collateral Agent.

          (m) This Security Agreement and the transactions evidenced hereby shall be construed under and governed by the internal laws of the State of New York without regard to principles of conflicts of laws.

          (n) The American Collateral Agent may, at its option, (a) cure any default by Debtor under any agreement with a third party that affects the Collateral, its value or the ability of the American Collateral Agent to collect, sell or otherwise dispose of the Collateral or the rights and remedies of any Agent or any Lender therein or the ability of Debtor to perform its obligations hereunder, or under the Credit Agreement or under any of the other Loan Documents, (b) pay or bond on appeal any judgment entered against any Borrower or any Guarantor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and pay any amount, incur any expense or perform any act which, in the American Collateral Agent's judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of the Agents and Lenders with respect thereto. The American Collateral Agent may add any amounts so expended to the Indebtedness. The American Collateral Agent, the other Agents and Lenders shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of Debtor. Any payment made or other action taken by American Collateral Agent, any other Agent or any Lender under this paragraph shall be without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

          (o) Debtor hereby irrevocably designates and appoints the American Collateral Agent (and all persons designated by American Collateral Agent) as Debtor's true and lawful attorney-in-fact, and authorizes the American Collateral Agent, in Debtor's, or the American Collateral Agent's name, to: (a) at any time an Event of Default or Incipient Default exists or has occurred and is continuing (i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of Debtor's rights and remedies to collect any Receivable or other Collateral, (iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the American Collateral Agent deems advisable, (v) settle, adjust, compromise, extend or renew any Receivable, (vi) discharge and release any Receivable, (vii) prepare, file and sign Debtor's name on any proof of claim in bankruptcy or other similar document against an Account Debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from Receivable debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by the American Collateral Agent, and open and dispose of all mail addressed to Debtor or its agents and handle and store all mail relating to the Collateral; and (ix) do all acts and things which are necessary, in the American Collateral Agent's determination, to fulfill Debtor's obligations under this Security Agreement and the other Loan Documents and (b) to (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit for Receivables, (ii) have access to any lockbox or postal box into which remittances from

Receivable debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received, (iii) endorse Debtor's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by American Collateral Agent, any other Agent or and any Lender and deposit the same in the American Collateral Agent's account for application to the Indebtedness, and (c) at any time to (i) endorse Debtor's name upon any of the following that may then be in the possession or control of the American Collateral Agent (or its affiliates) or any Lender: chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (ii) clear Inventory the purchase of which was financed with a letter of credit through U.S. customs or foreign export control authorities in Debtor's name, American Collateral Agent's name or the name of the American Collateral Agent's designee, and to sign and deliver to customs officials powers of attorney in Debtor's name for such purpose, and to complete in Debtor's or the American Collateral Agent's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, and (iii) sign Debtor's name on any verification of Receivables and notices thereof to Receivable debtors or any secondary obligors or other obligors in respect thereof. Debtor hereby releases the American Collateral Agent, the other Agents and Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of American Collateral Agent's, any other Agent's or any Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction. The agency hereby created is unconditional and shall not terminate until all of the Indebtedness is paid in full and until all commitments by Lenders to Debtor and the Borrowers have expired or been terminated.

          (p) EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SECURITY AGREEMENT MAY BE COMMENCED IN THE SUPREME COURT OF NEW YORK IN NEW YORK COUNTY, NEW YORK, NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK COUNTY, NEW YORK, NEW YORK. EACH PARTY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION IF SERVED BY REGISTERED OR CERTIFIED MAIL TO THE RESPECTIVE PARTY AT ITS ADDRESS SET FORTH AT THE BEGINNING OF THIS SECURITY AGREEMENT, OR AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OR THE UNITED STATES.

          (q) EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY THAT IT MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS SECURITY AGREEMENT, THE CREDIT AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO. EACH PARTY REPRESENTS AND WARRANTS THAT NEITHER ANY

REPRESENTATIVE OF AMERICAN COLLATERAL AGENT NOR AMERICAN COLLATERAL AGENT NOR DEBTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AMERICAN COLLATERAL AGENT WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. EACH PARTY ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS SECURITY AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

          (r) This Security Agreement is and is intended to be a continuing Security Agreement and shall remain in full force and effect until all of the Indebtedness outstanding, or contracted or committed for (whether or not outstanding), and any extensions or renewals thereof, together with interest accruing thereon, shall be finally and irrevocably paid in full in cash and all commitments to extend credit have been terminated. If, after receipt of any payment of all or any part of the Indebtedness, any Agent or any Lender is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set off, or a diversion of trust funds, or for any other reason, this Agreement shall continue in full force notwithstanding any contrary action which may have been taken by any Agent or any Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to any Agent's and any Lender's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.


                                     WESTCON GROUP, INC.


                                     By: /s/ John P. O'Malley, III
                                         --------------------------------------
                                          Name: John P. O'Malley, III
                                          Title: V.P.



                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as American Collateral Agent


                                     By: /s/ Fridolf A. Hanson
                                         --------------------------------------
                                          Name: Fridolf A. Hanson
                                          Title: VP

                                    SCHEDULE


1.   Other encumbrances, if any (P. P. 4a, 5a):

     None

2.   Other names under which Debtor transacts business (P. 4c):

     None

3.   Debtor's form of organization (P. 4c): Corporation

4.   Debtor's State or jurisdiction of organization (P. 4c).

     Delaware

5.   Debtor's Tax ID Number and Organizational Number, if any (P. 4c).

                  Tax ID Number:  13-3446153
                  Organizational Number:  3337478

6.   (a)  Fixtures affixed to real property (P. 4g):

          None

     (b)  Owner(s) of such real property (P. 4g):

          None

     (c)  Mortgage(s) on real property (P. 4g):

          None

7. Collateral consisting of Deposit Accounts, Commodity Accounts, Securities Accounts, or letters of credit (P. 4h):

     (a) Name and address of depositary bank, securities intermediary, commodities intermediary or letter of credit issuer, as applicable.

------------------------------------------------------------------------------------------------------------------------------
                              Account Type           Account #         Contact            Telephone              Bank Name
------------------------------------------------------------------------------------------------------------------------------
Westcon Group Inc.       Investment/Brokerage       3DK033313       Will McQuade      212-525-2766            HSBC Bank USA
-----------------------------------------------------------------------------------------------------
Westcon Group Inc.       Depository/Disbursement    480-18821-1     Karen Ash         302-636-2419            452 5th Avenue
-----------------------------------------------------------------
Westcon Group Inc.       Depository/Disbursement    480-18817-3                                             New York, NY 10018
-----------------------------------------------------------------                                           HSBC Bank Plc
                                                                    Peter Fishwick    44-1753-232-827       128 High Street
                                                                                                            Slough, Eng
                                                                                                            SL1 1JF
Westcon Group Inc.       Depository/Disbursement    57389642
------------------------------------------------------------------------------------------------------------------------------

8.   Inventory locations (P. 4(i)):

     None

9.   Additional schedules describing Collateral, if any, follow hereafter
     (P. 2).

     (a)  Commercial Tort Claims:

          None